EXHIBIT 10.1

AMENDMENT No. 5a TO EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment No. 5a to the Executive Employment Agreement (“Amendment No. 5a”) is entered into as of March 15, 2019 and shall be effective as of March 16, 2019 (the “Effective Date”) by and between PetMed Express, Inc. (“PetMed” or the “Company”) and Menderes Akdag (the “Executive”).

WHEREAS, PetMed and the Executive entered into an Executive Employment Agreement dated March 16, 2001 (“Executive Employment Agreement”), which was subsequently amended by Amendment No. 1 to Executive Employment Agreement on March 16, 2004, Amendment No. 2 to the Executive Employment Agreement on February 27, 2007 with an effective date of March 16, 2007, Amendment No. 3 to the Executive Employment Agreement on February 8, 2010 with an effective date of March 16, 2010, Amendment No. 4 to the Executive Employment Agreement on January 25, 2013 with an effective date of March 16, 2013, and Amendment No. 5 to the Executive Employment Agreement on January 29, 2016 with an effective date of March 16, 2016 (collectively with the Executive Employment Agreement shall be referred to as the “Agreement”), which Agreement is due to expire on March 16, 2019, and PetMed and the Executive wish to further amend the Agreement.

 NOW, THEREFORE, it is hereby agreed as follows:

So much of Section 4 of the Agreement, which reads “The Term of employment hereunder will commence on March 16, 2016 and will end on March 16, 2019…” is hereby revised to read “The Term of employment hereunder will commence on March 16, 2019 and will end on May 13, 2019 or earlier if further amended by the parties...”

Except as expressly provided in this Amendment No. 5a, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 5a as of the date set forth in the first paragraph above.

PetMed Express, Inc.

By:  /s/ Robert C. Schweitzer

       Robert C. Schweitzer

       Chairman of the Board

Executive

 /s/ Menderes Akdag

Menderes Akdag